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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 16, 2003

                         Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)

             DELAWARE                                   76-0542208
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)


                              1800 West Loop South
                                   Suite 500
                              Houston, Texas             77027
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


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ITEM 7.           EXHIBITS

(C)      Exhibits

         Exhibit No.        Description
         -----------        -----------
            99.1            Press Release dated September 16, 2003.


ITEM 9.           REGULATION FD DISCLOSURE

On September 16, 2003, the Company released a press release announcing revised guidance for its fiscal fourth quarter and year ending September 30, 2003. The press release is attached to this Form 8-K as Exhibit 99.1. The Company and Investment Profile will be updated and attached to the Company's website reflecting this revised guidance.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                INTEGRATED ELECTRICAL SERVICES, INC.


                                         By:  /s/ William W. Reynolds
                                              ---------------------------------
                                                  William W. Reynolds
                                                  Executive Vice President and
                                                    Chief Financial Officer


Dated:  September 16, 2003


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                                 EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
99.1               Press Release dated September 16, 2003.